Exhibit 10.12

BUSINESS ALLIANCE AGREEMENT

This BUSINESS ALLIANCE AGREEMENT ("Agreement") is made, deemed entered into in Las Vegas, Nevada, and deemed binding and effective for all purposes this 31st day of December, 2018 ("Effective Date"), by and between Vitalibis, Inc., a Nevada corporation, whose principal place of business is located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 ("VITALIBIS" or the "Company"), and Bruce Lee Beverage, LLC, a California limited liability company , whose principal place of business is located at 4221 Don Jose Drive, Los Angeles, CA 90008 ("BLB"). Both VITALIBIS and BLB may be referred to variously as a "Party" and/or, together, as "Parties."

RECITALS:

WHEREAS, VITALIBIS currently markets and sells proprietary ingredients and products, including but not limited to hemp oil products, skincare products, nutritional products and private label products.

WHEREAS, BLB currently designs, formulates, develops, markets and sells a proprietary blend of adaptogens and super herbs in liquid and powder forms.

WHEREAS, VITALIBIS wishes to enter into a business alliance with BLB to develop, market and sell a full-spectrum oil produced by Vitalibis which incorporates certain Bruce Lee related intellectual property licensed by BLB (the "Co-Branded Product") and which will be sold on the VITALIBIS website.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the Parties agree as follows:

The Parties hereby specifically incorporate by reference herein the Recitals set forth above.

1.       Engagement

This Agreement is entered into for the purpose of establishing a business alliance relationship between the Parties, based on good faith efforts to promote and expand each Party's respective business by VITALIBIS selling Co-Branded Product(s) on the VITALIBIS website (the "Project").

Co-Branded Products

(a)       BLB and VITALIBIS will jointly define and agree upon, in writing, which Co-Branded Product(s) will be sold via the VITALIBIS website and which content will be used to highlight the Co-Branded Products sold on the website, on social media and in any marketing initiatives. The Parties understand and agree that the Parties shall work together to prepare a mutually approved propriety formulation to be used in the Co-Branded Product.

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(b)       The Parties understand and agree that, in furtherance of this Agreement and prior to the development of the Co-Branded Product, it will be necessary for BLB to grant VITALIBIS a non-exclusive license to use certain intellectual property owned by BLB in connection with the development, marketing and sales of the Co-Branded Product. The Parties shall enter into a written license agreement on terms and conditions mutually agreed to by the Parties, including tetras of compensation for such license.

Publicity

Upon launch of VITALIBIS' efforts to sell and market the Co-Branded Product on the VITALIBIS website, VITALIBIS may publish a Press Release. Such Press Release will be completed in collaboration between VITALIBIS and BLB, with written / email approval by each respective Party prior to release. Neither Party will unreasonably withhold a written / email approval. VITALIBIS and BLB may collaborate on additional communications prior to the launch of the Co-Branded Product (including without limitation in connection with public offerings and / or other financing activities), each of which will receive prior written / email approval from both Parties before release. The Parties expressly acknowledge that VITALIBIS is a publicly traded corporation and subject to various state and federal securities laws, rules and regulations, and any publicity will have to be consistent with such laws, rules and regulations.

2.       Compensation

As consideration for the cobranding of products included in this Project, VITALIBIS agrees to compensate BLB as specified in Exhibit A.

3.       Expenses

All website-related and Co-Branded Product expenses required per this Agreement shall be paid by VITALIBIS.

4.       Term; Termination

(a)       This Agreement is effective, binding and enforceable as of the Effective Date and will continue for a period of five (5) years (the "Initial Term"). The Initial Term shall automatically renew for subsequent five terms (each a "Renewal Term"), unless otherwise terminated in writing by VITALIBIS or BLB. The Initial Term and any Renewal Term may be terminated earlier than the expiration of such Initial Term or Renewal Term, as applicable, in accordance with Section 4(b) below.

(b)       This Agreement may be terminated by either Party at any time for any reason, or for no reason, upon 120 calendar days prior written notice to the other Party. Upon such termination, each Party will pay all undisputed outstanding expenses incurred by the other Party in good faith. If termination is requested by BLB, VITALIBIS will have the opportunity for a mutually agreed period of time to sell off the remaining previously bottled Co-Branded Product inventory. Any post termination sales of the Co-Branded Product by VITALIBIS (regardless of which Party exercises its termination right) shall be subject to and in accordance with the terms and obligations set forth herein (including, without limitation, the possibility of such post termination sales triggering the Milestones set forth in Exhibit A). In addition, as additional consideration hereunder, both Parties shall, respectively, from and after the date of termination, remain bound by the terms and conditions of Sections 5 through 12, and 18 hereof, inclusive, and Sections 5 through 12, and 18, inclusive, shall not terminate, but rather, shall perpetually remain in full force and effect. Each Party expressly and unconditionally acknowledges and agrees that the terms and conditions, as well as the restrictions, set forth in Sections 5 through 12, and 18, inclusive, are fair, just and reasonable, and this acknowledgment and agreement was discussed and negotiated by and between the Parties.

5. Independent Businesses

(a)       Both Parties are solely and exclusively limited to that of independent businesses, and nothing in this Agreement is intended to, or should be construed to, create an agency, joint venture, employee relationship, partnership or any other type of relationship. Except as specifically provided herein, neither Party will not be entitled to any of the benefits that the other Party may make available to its employees, including, but not limited to, group health or life insurance, profit sharing or retirement benefits. Each Party, respectively, is solely responsible for and will file, if applicable, on a timely basis: (a) all tax returns and payments required to be filed with, or made to, any federal, state or local tax authority with respect to the performance of its obligations and duties and receipt of compensation under this Agreement, as well as, (b) any and all required reports and forms; and (c) shall comply with all other regulatory, licensing and compliance requirements of state, federal and/or local regulatory agencies. Each Party is solely responsible for their own and must maintain adequate written records of their own respective expenses incurred in the course of performing obligations and duties under this Agreement. No part of BLB's Compensation hereunder will be subject to payroll tax withholding and payment by VITALIBIS, including, but not limited to, federal income tax, state income tax, federal and state employment taxes, federal social security tax, and federal Medicare tax (collectively, the "Taxes").

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(b)       Neither Party is authorized to make any representation, contract or commitment on behalf of the other Party unless specifically requested or authorized in writing to do so by an authorized officer of such Party.

(c)       Both Parties are solely responsible for their own respective business operations, and will timely file and pay, all tax returns and personal income tax payments required to be filed with, or made to, any federal, state or local tax authority (each a "Tax Authority") with respect to the performance of its obligations and duties and receipt of fees under this Agreement.

6. Nondisclosure of Confidential Information, Intellectual Property and

Company Property

(a)       Agreement Not to Disclose - BLB. BLB agrees not to, directly or indirectly, use any Confidential Information (as defined below) disclosed to BLB by VITALIBIS for BLB's own use or for any purpose other than to carry out discussions concerning, and the undertaking of, the obligations and duties of BLB hereunder. BLB shall not, directly or indirectly, disclose or peiiiiit disclosure of any Confidential Information of VITALIBIS to third parties. BLB expressly and unconditionally agrees to take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of VITALIBIS in order to prevent it from falling into the public domain or the possession of persons other than those persons specifically authorized under this Agreement to have any such information. BLB further agrees to notify VITALIBIS in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of VITALIBIS' Confidential Information.

(b)       Agreement Not to Disclose - VITALIBIS. VITALIBIS agrees not to, directly or indirectly, use any Confidential Information (as defined below) disclosed to VITALIBIS by BLB for VITALIBIS' own use or for any purpose other than to carry out discussions concerning, and the undertaking of, the obligations and duties of VITALIBIS hereunder. VITALIBIS shall not, directly or indirectly, disclose or permit disclosure of any Confidential Information of BLB to third parties. VITALIBIS expressly and unconditionally agrees to take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of BLB in order to prevent it from falling into the public domain or the possession of persons other than those persons specifically authorized under this Agreement to have any such information. VITALIBIS further agrees to notify BLB in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of BLB's Confidential Information.

(c)       Definition of Confidential Information. "Confidential Information" means data or information possessed by either Party, or its affiliates, about itself, its business activities, its intellectual property, and/or its relationships and activities with third-parties that is competitively sensitive material and not generally known to the public. Confidential Information shall include, without limitation, any and all proprietary information, trade secrets, or materials belonging to either party or its affiliates, either patentable or non-patentable, including, without limitation, the following: (a) drawings, photographs, charts, patent applications, and prototypes: (b) equipment or apparatuses; (c) data, memorandum or reports; (d) patent status, business plans, research and/or marketing developments, product samples, technical and non-technical information, and know-how; (e) data concerning ingredients, concentrates, special processes, formulas, specifications, chemical ingredients, constituents or molecules; (f) analytical data, engineering information, and manufacturing information communicated to, learned of, developed or otherwise acquired by either Party; (g) existing, previous, and potential suppliers and customers; (h) sensory methodologies and protocols and consumer insight information and (i) in the case of BLB any private and/or personal data and/or information related to Linda Lee Cadwell, Shannon Lee, Bruce Lee, Brandon Lee and their respective family members and businesses that is not generally known by or readily available to competitors and/or to the public including, but not limited to, information relating to intellectual property (e.g., literary materials, development materials, proposals, pitches, formats, drawings, designs, animation, photographs, film footage, interviews, trademarks, copyrights, patents, inventions, ideas, trade secrets, know how, computer software, computer databases and/or files, customer lists, manuals, etc.), contact information, personal data, financial information, contractual arrangements and negotiations, style guides, manuals and forms, customer, contractor, supplier, vendor and licensee/distributor information, employee and consultant information, investor information, past and present business strategies and plans, claims and litigation information, and other sensitive or proprietary materials pertaining to any business, finances, relationships and/or affairs.

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Confidential Information may be disclosed in writing or other tangible form, verbally or visually, and includes any Confidential Information inadvertently learned by either Party from the other Party or a third party. In addition, any information disclosed or acquired in connection with the Project that is marked as "Confidential" or "Secret" or words to that effect shall be treated by the acquiring Party as "Confidential Information".

Confidential Information does not include information, technical data or know-how which: (a) is in the respective possession of BLB or VITALIBIS, as applicable, at the time of disclosure, as shown by BLB's or VITALIBIS' files and records immediately prior to the time of disclosure; or (b) becomes part of the public knowledge or literature, not as a direct or indirect result of any improper inaction or action of BLB or VITALIBIS, as applicable.

(d)       Exceptions. Notwithstanding the above, neither Party shall not have liability to the other Party or any of its subsidiaries with regard to any Confidential Information of said Party can prove (a) is disclosed with the prior written approval of such Party, or (b) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that a Party shall provide prompt notice of such court order or requirement to the other Party to enable that Party or its appropriate subsidiary to seek a protective order or otherwise prevent or restrict such disclosure.

7.       No Duplication; Return of Materials

Each. Party agrees, except as otherwise expressly authorized by the other Party, in writing, not to make any copies or duplicates of any Confidential Information. Any materials or documents that have been furnished by either Party in connection with the Project shall be promptly returned by the other Party, accompanied by all copies of such documentation, within five (5) calendar days after (a) the Project has been concluded or (b) the written request of the other Party or (c) this Agreement has been terminated by either Party.

8.       No Rights Granted

Nothing in this Agreement shall be construed as granting any rights in or to, or liens or encumbrances upon, any patent, copyright, trademark or other intellectual property right of one Party to the other, nor shall this Agreement grant one Party any rights in or to the other Party's Confidential Information, except the limited right to use the Confidential Information in connection with the Project.

9.       Representations and Warranties

(a)       VITALIBIS' Representations and Warranties. VITALIBIS expressly and unconditionally represents and warrants that, in addition to its other obligations specified herein, VITALIBIS makes the below representations and warranties as of the Effective Date:

(i). Authority. VITALIBIS has the full, absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform VITALIBIS' obligations and duties pursuant to this Agreement.

(ii). Organization. VITALIBIS is duly organized corporation validly existing, and in good standing under the laws of the state of Nevada.

(iii) No Conflicts. VITALIBIS represents, warrants and covenants to BLB that its execution of this Agreement does not conflict with any other agreements to which VITALIBIS is a party.

(b)       BLB's Representations and Warranties. BLB expressly and unconditionally represents and warrants that, in addition to its other obligations specified herein, VITALIBIS makes the below representations and warranties as of the Effective Date:

(i). Authority. BLB has the full, absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform BLB's obligations and duties pursuant to this Agreement.

(ii). Organization. BLB is duly organized limited liability company validly existing, and in good standing under the laws of the state of California.

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(iii) No Conflicts. BLB represents, warrants and covenants to VITALIBIS that its execution of this Agreement does not conflict with any other agreements to which BLB is a party.

NEITHER PARTY MAKES ANY OTHER WARRANTY TO THE OTHER PARTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY OR SUCH FITNESS OF THE PRODUCTS FOR ANY PARTICULAR PURPOSES.

10.       Noninterference with Business

During the term of this Agreement, and for a period of one (1) year immediately following its termination, each Party expressly and unconditionally agrees not to interfere directly or indirectly, with the business of the other Party, in any manner. By way of example, and not in limitation, each Party expressly and unconditionally agrees not to directly or indirectly, attempt to or actually solicit or induce any employee, consultant, customer, independent contractor or other entity of the other Party to terminate or breach any contractual (either written or verbal) or other relationship with the other Party.

11.       Limited Liability

In no event shall either Party be liable to the other or any third party in contract, tort or otherwise for incidental or consequential damages of any kind, including, without limitation, punitive or economic damages or lost profits, regardless of whether either Party shall be advised, shall have other reason to know or, in fact, shall know of the possibility of any such damages.

12.       Notices

Any notices, requests, demands or other communications provided for by this Agreement shall be solely and exclusively in writing and shall be sufficiently given when and if sent by personal delivery or overnight courier to the Party entitled thereto at the address stated below or at such other address as the parties may have given by similar notice:

Vitalibis, Inc.

3960 Howard Hughes Parkway Suite 500

Las Vegas, NV 89169

Attn: Steve Raack

Phone: 702-944-9620

Email: sraack@vitalibis.com

Bruce Lee Beverage, LLC

4221 Don Jose Drive

Los Angeles, CA 90008

Attn: Eugene Tsai

(310) 592-7478

Email: gene@bruceleebeverage.corn

Notice hereunder shall be deemed given and effective hereunder on the date of personal delivery or delivery by overnight courier to a Party, as documented in writing.

13.       Entire Agreement

This Agreement contains the entire agreement between the Parties hereto with respect to matters herein and supersedes all prior agreements and understandings, oral or written, between the Parties hereto relating to any such matters.

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14.       Headings

The headings contained in this Agreement are not to be used for interpretation of this Agreement, but rather, have been placed herein solely for the convenience of the Parties.

15.       Severability

In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect, to the fullest extent permitted by law.

16.       Applicable Law and Venue

(a)       Governing Law. This Agreement shall be governed solely and exclusively by the laws of the State of Nevada (excepting any conflict of laws or provisions which would serve to defeat application of Nevada substantive law). Each of the Parties to this Agreement hereby irrevocably and unconditionally: (a) consents to submit to the exclusive jurisdiction of the courts of Clark County, Nevada, for enforcement of any dispute resolution decision ("Decision") arising in connection with this Agreement, and each such Party agrees not to commence any proceeding of any nature, in any court, anywhere, except a proceeding in the courts of Clark County, Nevada, to enforce such Decision, and (b) waives any objection to the laying of venue of any such proceeding in the courts of Clark County, Nevada.

17.       Amendment or Modification; Waiver

(a)       No provision of this Agreement may be amended unless such amendment is in a writing signed by both Parties.

(b)       The failure by VITALIBIS or BLB to enforce at any time or for any period of time any one or more of the terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions or of VITALIBIS' or BLB's right thereafter to enforce each and every term and condition of this Agreement.

18.       Restrictions.

The Parties expressly and unconditionally agree that the restrictions contained in this entire Agreement are fair and reasonable and necessary for the protection of the legitimate business interests of each Party, and each Party intends that such restrictions be enforceable, and enforced, to their fullest extent.

19.       Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Agreement may be executed on signature pages exchanged by facsimile or other electronic means, in which event each Party shall promptly deliver to the other Party an original executed copy.

[SIGNATURE PAGE TO FOLLOW]

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BRUCE LEE BEVERAGE, LLC

By: /s/ Eugene Tsai
EUGENE TSAI

Its: MANAGING MEMBER

VITALIBIS, INC.

By: /s/ Steve Raack
STEVE RAACK

Its: PRESIDENT AND C.E.O.

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Exhibit A

COMPENSATION

CO-BRANDED PRODUCTS

As total consideration for this Agreement, VITALIBIS shall issue to BLB a total of 1,500,000 shares of VITALIBIS restricted Common Stock, par value $.001 per share, and shall issue 1,500,000 warrants to purchase a total of 1,500,000 shares of VITALIBIS restricted Common Stock (that is, 1 warrant entitles the holder to purchase 1 share of Common Stock). The warrants will expire at 5:00 P.M. (Nevada Time), two (2) years from the date of vesting to BLB. The Common Stock and warrants shall vest pursuant to the following schedule:

MILESTONE 1

Upon Execution of this Business Alliance Agreement:

-	500,000 restricted shares of VCBD Common Stock with piggy-back registration rights in VITALIBIS Registration Statement (currently being prepared) and per an installment schedule agreed to in writing by the Parties

-	500,000 warrants with piggy-back registration rights in VITALIBIS Registration Statement (currently being prepared) and per an installment schedule agreed to in writing by the Parties. The Registration Statement will also include the 500,000 shares underlying the warrants.

MILESTONE 2

Upon completion of the following:

(a)	Written Approval of BLB Formula, Packaging Design and Marketing Plan Strategy for Co-Branded Product;

(b)	BLB licensing agreement executed by both Parties;

(c)	Begin Co-Branded Product Marketing Campaigns

-	Execution of BLB Marketing Plan Strategy to share how to purchase the Co-Branded Product via a variety of marketing channels, including but not limited to social media, Podcast, email distribution, etc.

-	There will be a minimum of one full marketing campaign per quarter for the first 4 quarters after the launch of the Co-Branded Product,

Then:

500,000 restricted shares of VCBD Common Stock with piggy-back registration rights in VITALIBIS Registration Statement (currently being prepared) and per an installment schedule agreed to in writing by the Parties.

500,000 warrants with piggy-back registration rights in the VITALIBIS Registration Statement (currently being prepared) and per an installment schedule agreed to in writing by the Parties. The Registration Statement will also include the 500,000 shares underlying the warrants.

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MILESTONE 3

After 10,000 units in Co-Branded Product are sold to end users:

250,000 restricted shares of VCBD Common Stock with piggy-back registration rights in the VITALIBIS Registration Statement (currently being prepared) and per an installment schedule agreed to in writing by the Parties.

250,000 warrants with piggy-back registration rights in the VITALIBIS Registration Statement (currently being prepared) and per an installment schedule agreed to in writing by the Parties. The Registration Statement will also include the 250,000 shares underlying the warrants

MILESTONE 4

After 30,000 units in Co-Branded Product are sold to end users:

250,000 restricted shares of VCBD Common Stock with piggy-back registration rights in the VITALIBIS Registration Statement (currently being prepared) per an installment schedule agreed to in writing by the Parties.

250,000 warrants with piggy-back registration rights in the VITALIBIS Registration Statement (currently being prepared) per an installment schedule agreed to in writing by the Parties. The Registration Statement will also include the 250,000 shares underlying the warrants.

NOTE: In connection with the VCBD Common Stock and warrants hereunder, and to insure compliance with applicable state and federal securities laws, rules and regulations, the Parties will enter into a Stock Subscription Agreement and Warrant Agreement.

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Business Alliance Agreement
Attachment for Exhibit A
Installment Schedule

Milestone 1:

Stock Shares	12/31/2018	1/16/2019
Vesting Shares	150,000	350,000	Shares

Warrants	12/31/2018	1/16/2019
Grant		1,500,000	Warrants
Exercise Price		$ 1.01

Vesting Warrants		500,000	Warrants

Bruce Lee Beverage, LLC

By: /s/ Eugene Tsai

Eugene Tsai

Its: Managing Member

Vitablis, Inc.

By: /s/ Steve Raack

Steve Raack

Its: President andCEO

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STOCK SUBSCRIPTION OFFER
VITALIBIS, INC.

TO: THE BOARD OF DIRECTORS

1. Stock Subscription Offer ("Agreement"): Bruce Lee Beverage, LLC , (the "Undersigned"), whose address is 4221 Don Jose Dr, Los Angeles, CA 90008 , hereby offers to subscribe for Five Hundred Thousand (500,000) Shares of Common Stock, par value $.001 per share (the "Stock"), of VITALIBIS, INC., a Nevada corporation (the "Company"), whose address is: 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169. The Undersigned agrees to accept such Stock as agreed-upon consideration under the terms of an Alliance Agreement entered into by and between the parties ("Consideration"). Ownership of the Stock will vest upon the Company's (a) acceptance of this Offer and Agreement and (b) receipt of the Consideration provided in Milestone 1 of the Alliance Agreement and (c) Installment schedule(s).

2. Representations and Warranties of the Undersigned: The Undersigned hereby represents and warrants that:

A. The Undersigned is financially responsible, able to meet his/her/its obligations hereunder and acknowledges this investment may be long term and is by its nature speculative; further, the Undersigned acknowledges he/she/it is financially capable of bearing the risk of this investment.

B. The Undersigned has had substantial prior investment experience, including investment in non-listed and non-registered securities, as well as experience in business or investments in one or more of the following:

(i)       knowledge of and investment experience with securities, such as stocks and bonds;

(ii)       ownership of interests in new ventures and/or start-up companies;

(iii)       experience in business and financial dealings and parlance, and the Undersigned can protect his/her/its own interests in an investment of this nature and does not have a "Purchaser Representative," as that term is defined in Regulation D of the Securities Act of 1933, as amended, (the "Securities Act") and does not need such a Representative.

C. The Undersigned is capable of bearing the high degree of economic risks and burdens of this investment, including, but not limited to, the possibility of complete loss of all his/her investment capital and the lack of a liquid public market, such that he/she/it may not be able to readily liquidate the investment whenever desired or at the then current asking price of the Stock.

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D.       The Undersigned has had access to the information set forth in Paragraph 4 hereof and was able to request, in writing, copies of such infoiiiiation from the Company regarding such written information he/she/it desired. The Undersigned understands that the Stock has not been registered under the Securities Act and the applicable state securities laws in reliance on the exemption provided by Section 4(2) of the Securities Act and Regulation D, Rule 506 and/or Regulation S, and California B&P Code Sec. 25102(h), relating to transactions not involving a public offering. In this connection, the Undersigned understands that, if the Stock is sold in the United States or to United States residents, it is the position of the SEC that the statutory basis for such exemption would not be present if his/her/its representation merely meant that his/her/its present intention was to hold the Stock for a short period, for a deferred sale, for a market rise, or for any other fixed period. The Undersigned realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his/her/its representation to the Company, and the SEC might regard such a sale, transfer or other disposition as a deferred sale for which the exemption is not available.

E       The Undersigned further understands that he/she/it is purchasing the Stock without being furnished any offering literature, prospectus or private offering memorandum, other than that supplied with or specifically identified in this Offer.

F.       At no time was the Undersigned presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising otherwise than in connection and concurrently with this Offer.

G.       The Stock which the Undersigned hereby subscribes is being acquired solely for his/her/its own account, for investment, and is not being purchased with a view to or for the resale or distribution thereof and the Undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

H.       The Undersigned is aware of the following:

(i)       The Company's financial and operating history;

(ii)       The existence of substantial restrictions on the transferability of Stock;

(iii)       Except as otherwise provided in the Alliance Agreement, the Stock will not be, and the Undersigned will have no rights to require, that the Company register the Stock under the Securities Act or any state securities laws; and

(iv)       The Undersigned may not be able to avail himself/herself/itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act or any applicable state securities acts with respect to the release of the Stock, and, accordingly, it may not be possible for the Undersigned to liquidate part or all of his/her/its investment in the Company or to liquidate at the then current asking price of the Stock, if any.

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I.       It has at no time been represented, guaranteed, or warranted to the Undersigned by an officer or director of the Company, or the agents or employees thereof, or any other person, expressly or impliedly, any of the following:

(i)       An exact or approximate length of time that the Undersigned will or will not remain as owner of the Stock;

(ii)       A percentage of profit and/or amount or type of consideration, profit, loss, credits or deductions to be realized, if any, as a result of the Undersigned's ownership of the Stock; or

(iii)       Past performance on the part of any director or officer of the Company, or the agents or employees thereof, that will in any way indicate the predictable results accruing from ownership of the Stock.

J.       Except as otherwise provided in the Alliance Agreement, the Company is under no duty to register the Stock or comply with any exemption from registration under the Securities Act or any state securities law, including supplying to the appropriate agency or to the Undersigned any information required in connection with transfers under appropriate rules and regulations.

K.       The Undersigned is an "Accredited Investor", as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Undersigned is (check applicable box):

[ x ] An Accredited Investor.

[_] NOT an Accredited Investor.

If the Undersigned is an Accredited Investor, the Undersigned's status is (check applicable box):

(a)       [_] a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in either an individual or fiduciary capacity.

(b)       [_] an insurance company as defined in Section 2(13) of the Act.

(c)       [_] an investment company registered under the Investment Issuer Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(d)       [_] a Small Business Investment Issuer licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

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(e)       [_] a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

(f)       [_] an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan having total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors.

(g)       [_] a private business development company as defined in Section 202(a(22) of the investment Advisors Act of 1940.

(h)       [_] an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the Promissory Note, with total assets in excess of $5,000,000.

(i)       [_] any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Promissory Note, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

(j)       [_] a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

(k)       [_] an individual (See Section 2.4 below)

(l)       [ x ] none of the above

Individual Undersigned. If the Undersigned is an individual who is an Accredited Investor, then the Undersigned has the following status (check an applicable box):

[_]       is a director, executive officer or general partner of the Company/issuer of the Stock being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

[_]       has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000, exclusive of the primary residence.

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[_]       had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[_]       none of the above.

________
(Initials)

L.       The Undersigned acknowledges and agrees that the Company is relying on the Undersigned's representations contained in this Agreement in determining whether to accept this subscription. The Undersigned agrees that the Company reserves the unrestricted right and sole discretion to accept, reject or limit any subscription, and to close the offer of securities at any time, (i) for any reason, (i) for no reason, or (i) based on applicable federal and/or state laws, rules or regulations, including, but not limited to federal and/or state securities laws, rules or regulations.

M.       The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of any acceptance of this Offer by the Company and shall survive the date of such acceptance by the Company. The Undersigned represents and warrants that all representations made by the Undersigned hereunder are true and correct in all material respects as of the date of execution hereof, and the Undersigned further agrees that the Undersigned shall inform the Company immediately of any changes in any of the representations provided by the Undersigned hereunder.

3.       Indemnification: The Undersigned acknowledges that he/she/it understands the meaning and legal consequence of the representations and warranties contained in Paragraph 2 hereof and the Undersigned hereby expressly and unconditionally agrees to indemnify and hold harmless the Company, together with its officers, directors, controlling persons, shareholders, agents, representatives, employees, accountants and attorneys, together with their respective heirs, representatives, successors and assigns, from any and all loss, damage or liability due to or arising out of (i) a breach of any such representation or warranty by the Undersigned, or (ii) a breach of any warranty of the Undersigned contained in this Offer. The Undersigned further agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or other disposition of the Securities by the Undersigned in violation of any Securities Laws or any misrepresentation herein.

4.       Access to and Furnishing Infounation: The Company has provided the Undersigned with a link to the EDGAR Database containing the Company's background, history, corporate governance, financial information and information related to the proposed business of the Company ("Company Information"). The Undersigned hereby acknowledges that he/she/it has had an opportunity to review and understand the Company Information and has, if he/she/it deemed it necessary, consulted with a legal and/or tax advisor.

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Most significantly, neither the Company, nor its officers, directors, employees, representatives or agents have made any oral representation of whatsoever nature to the Undersigned relating to the Company and/or Company Information, and the Undersigned is relying exclusively on the Company Information referenced in this Paragraph 4 in making an investment decision.

5.       Transferability: The Undersigned agrees not to transfer or assign this Offer, or any of the Undersigned's interest therein, and further agrees that the assignment and transferability of the Stock acquired pursuant hereto shall be made only in accordance with this Offer. The Company shall issue stop transfer instructions to its transfer agent for its common stock with respect to the Stock and shall place the following legend on the certificates representing the Stock:

"The shares represented by this certificate have been acquired pursuant to a transaction effected in reliance upon Section 4(2) of the Securities Act of 1933, as amended, (the "Act") and have not been the subject of a Registration Statement under the Act or any state securities act. These securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."

"The shares represented by this certificate have been issued under the limited offering exemption provided by Sec. 25102(f) of the California Corporations Code."

6.       Revocation: The Undersigned expressly and unconditionally agrees that he/she/it shall not cancel, terminate or revoke this Agreement or any provisions hereof or any agreement of the Undersigned made hereunder.

7.       Notices: All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned or to the Company at their respective addresses set forth herein.

8.       Governing Law: This Agreement, and any and all transactions contemplated hereunder, shall be construed in accordance with and governed solely and exclusively by the laws of the State of Nevada, as amended, and sole and exclusive jurisdiction and venue regarding any matters relating to this Agreement shall be in Reno, Washoe County, Nevada.

9.       Entire Agreement: This Offer constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Offer as of the date and year set forth below.

DATED this _31 day of December, 2018.

Bruce Lee Beverage, LLC

Name of Subscriber (Please Print)

/s/ Eugene Tsai

Signature

EugeneTsai (Managing Member) Name of Signer (Please Print)

4221 Don Jose Dr,
Address

Los Angeles, CA 90008

City       State/Province       Postal/Zip Code

Gene@BruceLeeBeverage.com

E-mail

THIS OFFER IS ACCEPTED BY:	VITALIBIS, INC.

By: /s/ Steven P. Raack

Its: Steven P. Raack
Name of Signer (Please Print)

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THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Warrant No.:	Void After ____________________

VITALIBIS, INC.

WARRANT TO PURCHASE SHARES

This Warrant is issued to Bruce Lee Beverage LLC ("Holder") by VITALIBIS, INC., a Nevada corporation (the "Company"), in connection with consideration received from Holder, pursuant to the terms of an Alliance Agreement between the parties, the receipt and sufficiency of which is hereby expressly acknowledged by the Company.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company, pursuant to the terms of the Alliance Agreement, up to 1,500,000 fully paid and nonassessable shares of the Company's Common Stock (each a "Share" and collectively the "Shares") at an exercise price of $ 1.01 per Share (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the issuance date of this Warrant and ending at 5 p.m. Nevada time on 2 years from issuance and vesting (the "Exercise Period").

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i)       the surrender of the Warrant, together with a written notice of exercise to the Secretary of the Company at its principal offices; and

(ii)       the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Certificates for Shares; Amendments of Warrants. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of Shares purchasable thereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein.

5. Issuance of Shares. The Company covenants that (i) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof, (ii) during the Exercise Period the Company will reserve from its authorized and unissued Common Stock sufficient Shares in order to perform its obligations under this Warrant.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

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(b)       Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock (including because of a change of control) of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the Holder of this Warrant shall have the right at any time before the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the Holder of this Warrant immediately before such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)       Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7.       No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8.       Representations of the Company. The Company represents that all required corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9.       Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a)       This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)       The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

(c)       The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)       The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e)       The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the

Act.

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10. Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

(i)       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

(ii)       "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED UNDER THE LIMITED OFFERING EXEMPTION PROVIDED BY SEC. 25102(F) OF THE CALIFORNIA CORPORATIONS CODE."

11.       Warrants Transferable. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant before registration of such Warrant or Shares, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant or the Shares transferred in accordance with this Section 11 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required. In order to ensure compliance with such laws, the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

12.       Rights of Stockholders. No Holder of this Warrant shall be entitled, as a Holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13.       Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at 4221 Don Jose Dr, Los Angeles, CA 90008_ and (ii) if to the Company, at the address of its principal corporate offices 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (attention: President), with a copy to Michael J. Morrison, Chtd., 1495 Ridgeview Drive, Ste. 220, Reno, NV 89519, Attn: Michael J. Morrison, Esq. (which copy shall not be deemed to constitute

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notice to the Company) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

14.       Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of Nevada, without regard to the conflicts of law provisions of Nevada or of any other state.

15.       Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the Holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

VITALIBIS, INC.

By: /s/ Steven P. Raack

Steven P. Raack

Its: CEO

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EXHIBIT A

NOTICE OF EXERCISE

VITALIBIS, INC.

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

Attention: President

1.       The undersigned hereby elects to purchase_________________ shares of Common Stock of VITALIBIS, INC. (the "Shares") pursuant to the terms of the attached Warrant.

2.       The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3.       Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Address)

4.       The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 9 of the attached Warrant (including Section 9(e) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

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EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto_______________________________________ the right represented by the attached Warrant to purchase_____ shares of Common Stock of VITALIBIS, INC. to which the attached Warrant relates, and appoints_________ Attorney to transfer such right on the books of VITALIBIS, INC., with full power of substitution in the premises.

Dated:________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address: _____________________

______________________

______________________

_______________________

Signed in the presence of:

_______________________

Dated: ____________________

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